UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 5, 2025
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INGRAM MICRO HOLDING CORPORATION
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-42384	86-2249729
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
3351 Michelson Drive, Suite 100, Irvine, CA 92612
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (714) 566-1000
__________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	INGM	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.        Other Events.
On July 5, 2025, Ingram Micro Holding Corporation (the “Company”) issued a press release stating the Company identified ransomware on certain of its internal systems. Promptly after learning of the issue, the Company took steps to secure the relevant environment, including proactively taking certain systems offline and implementing other mitigation measures. The Company also launched an investigation with the assistance of leading cybersecurity experts and notified law enforcement.
A copy of the press release is attached hereto as Exhibit 99.1, noting that the Company is working diligently to restore the affected systems so that it can process and ship orders.
Safe Harbor Statement
This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements because they contain words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “intends,” “plans,” “estimates,” or “anticipates,” or similar expressions which concern our strategy, plans, projections or intentions. By their nature, forward-looking statements: speak only as of the date they are made; are not statements of historical fact or guarantees of future performance; and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify. Our expectations, beliefs, and projections are expressed in good faith, and we believe there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs, and projections will result or be achieved, and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. Certain important factors that could cause actual results to differ, possibly materially, from our expectations, beliefs and projections reflected in such forward-looking statements can be found in the “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” sections included in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made.
Item  9.01.        Financial Statements and Exhibits.
(d)Exhibits.

Exhibit Number	Description

99.1	Press Release of the Company, dated July 5, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGRAM MICRO HOLDING CORPORATION

By:	/s/ Augusto Aragone
Name:	Augusto Aragone
Title:	Executive Vice President, Secretary and General Counsel
Date: July 7, 2025